UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                      April 21, 2006  (April 17, 2006)

O’Sullivan Industries Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28493	43-1659062
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Mansell Court East, Suite 100, Roswell, Georgia		30076
(Address of principal executive offices)		(ZIP Code)

Registrant's telephone number, including area code (678) 939-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         This Form 8-K/A amends the Current Report on Form 8-K filed by O’Sullivan Industries Holdings, Inc. with the Securities and Exchange Commission on April 21, 2006 to revise Item 4.01 to reflect the completion by PricewaterhouseCoopers of its procedures relating to our Quarterly Reports on Form 10-Q for the quarters ended September 30, 2005 and December 31, 2005. No other amendments are being made to the original Current Report on Form 8-K filed on April 21, 2006.

Item 4.01                Change in Registrant’s Independent Public Accounting Firm.

         As previously reported, on April 17, 2006, PricewaterhouseCoopers LLP, or PwC, informed O’Sullivan Industries Holdings, Inc., or O’Sullivan, that PwC was declining to stand for re-appointment as O’Sullivan’s independent registered public accounting firm for the fiscal year ending June 30, 2006. O’Sullivan accepted PwC’s decision not to stand for reappointment. O’Sullivan announced that PwC’s engagement as O’Sullivan’s independent registered public accounting firm would end upon completion of its procedures on (i) O’Sullivan’s quarterly financial statements as of September 30, 2005 and for the quarter then ended and as of December 31, 2005 and for the quarter and six months then ended and (ii) the quarterly reports on Form 10-Q for the quarters ended September 30, 2005 and December 31, 2005. PwC completed such procedures on June 5, 2006 and, therefore, its relationship as O’Sullivan’s independent registered public accounting firm ceased on that date.

         O’Sullivan is in the process of selecting an independent registered public accounting firm to replace PwC. A Form 8-K will be filed when a new independent registered public accounting firm is engaged.

         The reports of PwC on O’Sullivan’s consolidated financial statements for the fiscal years ended June 30, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that PwC’s report contained an explanatory paragraph expressing significant doubt about O’Sullivan’s ability to continue as a going concern with respect to O’Sullivan’s financial statements for the fiscal year ended June 30, 2005.

         During the fiscal years ended June 30, 2005 and 2004 and through June 5, 2006, there have been no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports on the financial statements for such years. During the fiscal years ended June 30, 2005 and 2004 and through June 5, 2006, there have been no “reportable events,” as such term is defined in Section 304(a)(1)(v) of Regulation S-K.

         O’Sullivan provided PwC with a copy of this disclosure and requested that PwC furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of PwC’s letter, dated June 8, 2006, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01                Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated June 8, 2006

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O’SULLIVAN INDUSTRIES HOLDINGS, INC.

Date: June 8, 2006	/s/ Rick A. Walters
Rick A. Walters President and Chief Executive Officer